Exhibit 99.1

 (OTCQX: FMCB)  July 23, 2026  2026  Mid-Year Update

 Our Story  Founded in 1916; Headquartered in Lodi, CA  Serving Central California; 33 locations; 378 employees  Expanded into San Francisco Bay Area in 2013  Expertise in Ag Lending >100 years; 20th largest in US  Unique premier region; CA 4th largest economy in the world  Full complement of products & services; commercial middle market focus; diversified portfolio; relationship driven  History of consistent and reliable profitable growth  Strategic focus on superior client service  Serve our constituents – customers, shareholders, communities, employees  Assets  $5.8bn  RBC  16.04%  NIM  4.22%  TCE  11.45%  ROA  1.70%  ROE  14.75%  Note: As of or YTD June 30, 2026

 #1 Performing Bank in the U.S. in 2022, #2 in 2023, #3 in 2024, and #7 in 2025 (1)  Source: Bank Director’s Magazine Annual “Ranking Banking” Study

 Our Geographic Markets  Market Area Metrics:  Population of 6.6 million (1)  GDP of $559 billion (2)  Median household income of $99,975 (1)  Diversified industries  Territory stretches 105 miles north to south and 60 miles east to west  Majority of the State’s watershed occurs in the Bank’s territory  Source: United States Census Bureau as of 12/31/2024.   Source: Federal Reserve Bank of St. Louis (FRED) as of 12/31/2024.

 Financial Highlights

 History of Steady & Reliable Growth

 Long Term EPS Growth Track Record

 Top Tier TBV Growth  (1) Non-GAAP measurement – see Appendix for reconciliation

 Balance Sheet Highlights

 Earnings Highlights  NIM is on a tax equivalent basis

 Strong Returns and Capital Position

 Strong Liquidity Position  Investment portfolio as of 6/30/26: $1.6 billion   Tax Equivalent Yield – 3.71%  Weighted Average Life – 6.9 years  Effective Duration – 5.1 years  YTD purchases of $78.3M (Avg. Yield of 5.08%; WAL of 6.1 years); sold $1.3M  No other borrowings as of 6/30/26  No brokered CDs as of 6/30/26

 Composition of Loans & Deposits  As of June 30, 2026  Loan composition – 55% fixed; 45% variable  Loan-to-deposit ratio – 73.07%  YTD cost of average total deposits – 1.19%   YTD cost of total interest bearing deposits – 1.73%

 Agriculture & Ag RE Portfolios  20th largest Ag lender in the US  Uniquely located in the premier agricultural region of the Central Valley from a climate, soil and water perspective  Ag lender for over 100 years  Diversified Ag portfolio   Ag related lending is $948.3 billion or 25.6% of the loan portfolio as of 6/30/26  Significant Ag related deposits  Strong credit culture  Net charge-offs of $1.3 million for Ag loans over the last 10 years from 2016 to 2025; net recoveries of $76,000 YTD 2026  Two non-performing Ag loans with one borrower for $1.73 million as of 6/30/26  As of June 30, 2026

 CRE & Construction Portfolio  CRE & Construction portfolio represents 44.5% of total loan portfolio as of 6/30/26  Operate well below the regulatory thresholds of 100% for construction and 300% for total CRE; as of 6/30/26:  Construction concentration – 17.6%  Total CRE concentration – 166.3%  Well-diversified; strong credit culture  Net charge-offs of $380,000 for CRE and zero for construction over the last 5 years from 2021 to 2025; net charge-offs of $65,000 YTD 2026  One non-performing CRE loan for $712,000 as of 6/30/26  As of June 30, 2026

 C&I, Consumer, & Leasing Portfolios  One non-performing C&I loan for $230,000 as of 6/30/26   No non-performing consumer loans or leases as of 6/30/26  Net charge-offs of $684,000 for C&I loans over the last 5 years from 2021 to 2025; net charge-offs of $176,000 YTD 2026  Net charge-offs of $140,000 for consumer loans over the last 5 years from 2021 to 2025; net recoveries of $43,000 YTD 2026  No charge-offs for the leasing portfolio over the last 5 years from 2021 to 2025  As of June 30, 2026

 Strong Credit Quality  Net charge-offs of $4.2 million over the last 10 years (2016-2025)  Net charge-offs of $122,000, or 0.003% of average loans and leases YTD 2026; net charge-offs of $1.8 million, or 0.05% for 2025   Non-performing loans of $2.7 million, or 0.07% of total loans and leases as of 6/30/26; one non-performing CRE loan of $750,000 or 0.02% as of 12/31/25  Allowance for Credit Losses (ACL) on loans and leases of $77.3 million or 2.08% of total loans and leases as of 6/30/26  Experienced lenders, conservative and disciplined credit culture

 Shareholder Returns  Average annual total shareholders’ return of 12.74% over the last 29 years; through 12/31/25  Annual cash dividend growth rate of 11.11% over the last 29 years; through 12/31/25  Since 12/31/19 reduced the number of outstanding shares by 8.13% through 12/31/25  In 2025, repurchased 33,562 or 4.80% of outstanding shares; repurchased 240 shares during the six months ended 6/30/26  Ranked 17th out of 58 public companies to be considered a “Dividend King” by Sure Dividend; requires 50+ years of consecutive dividends; F&M has delivered 91 years of consecutive dividends and 61 years of continuous increases  Based on the dividend record date; moved from semi-annual dividend to quarterly dividend beginning in Q3-2025   (1) Non-GAAP measurement – see Appendix for reconciliation

 Awards & Recognition  F&M Bank is rated as one of the nation’s safest banksby nationally recognized bank rating firms(1) :  BauerFinancial, Inc. – “5-Star, Superior Bank” & “Best of Bauer”  The Findley Reports – “Super Premier Performer”  VERIBANC® – “Blue Ribbon Bank Commendation of Excellence”  (1) BauerFinancial rating as of 1/28/2026. The Findley Reports rating is an annual award as of 12/31/2025. The Veribanc rating is a quarterly award as of 9/30/2025.   2022  #1 – Best Performing Bank in the U.S.  All Asset Classes • Rating as of July 2023  2023  #2 – Best Performing Bank in the U.S.  All Asset Classes • Rating as of July 2024  2024  #3 – Best Performing Bank in the U.S.  All Asset Classes • Rating as of July 2025  2025  #7 – Best Performing Bank in the U.S.  All Asset Classes • Rating as of July 2026  2022  #1 Community Bank  in California  Rating as of October 2021  2023  #4 Community Bank in the U.S.  Assets of $3-10B • Rating as of December 2023  2025  #5 Dividend Champion   Based on expected returns   over the next 5 years  Rating as of July 2025  “Dividend King”#17 out of 58 companies  2026  #1 Best Bank  in California  #5 Best Bank  in the U.S.  Rating as of February 2026

 Future Locations  Lafayette – 3529 Mt. Diablo Boulevard  (Q3-2027)  Downtown Walnut Creek – 1823 N. Main St.   (Q4-2026)  Elk Grove – Corner of Laguna and Big Horn  (2028)  Livingston – 503 Main St.   (Q1-2027)  Lockeford – 19000 E. Highway 12  (Q1-2027)

 Why FMCB  Consistent earnings growth and superior shareholder returns  Steady and strong growth in tangible book value per common share  History of 91 consecutive years of dividends with 61 years of increases  Unique expertise in Ag lending results in a more diversified loan portfolio resulting in a lower CRE concentration  Geographically located in a premier location of the Central Valley and Bay Area of California where the majority of the State’s watershed flows  Seasoned management team with deep and diverse banking experience  Highly efficient branch network with premier locations  Strong and disciplined credit culture  Well-positioned, diversified and strong balance sheet with conservative loan-to-deposit ratio

 Appendix

 Non-GAAP Measurements  (1) Tangible common equity divided by tangible assets.  (2) Total common equity divided by common shares outstanding.  (3) Tangible common equity divided by common shares outstanding.  (4) In 2025, replaced Non-Qualified Retirement Plan with a Restricted Stock Plan

 Forward-Looking Statements  This presentation may contain certain forward-looking statements that are based on management's current expectations regarding the Company’s financial performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “intend,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements in this presentation include, without limitation, statements regarding the Company’s strategic positioning and focus, growth, credit culture, financial condition, competitive positioning and prospects, and new branch locations (either planned or under construction). Forward-looking statements in this presentation include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from results expressed or implied by such forward-looking statements. Such risk factors include, among others: the effects of and changes in monetary and fiscal policies, including the interest rate policies of the Federal Open Market Committee and their effects on inflation risk; financial and regulatory policies of the United States government; tariffs; the conflict in Iran and the Middle East; political and economic uncertainty, including any decline in global, domestic or local economic conditions or the stability of credit and financial markets; and other relevant risks detailed in the Company’s Form 10-K, Form 10-Qs, and various other securities law filings made periodically by the Company, copies of which are available from the Company’s website. All such factors are difficult to predict and are beyond the Company's ability to control or predict. There also may be additional risks that the Company does not presently know, or that the Company currently believes to be immaterial, that could also cause actual results to differ materially and adversely from those contained in these forward-looking statements. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances after the date of this presentation or otherwise, except as may be required by applicable law.